SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2007

CARDINAL COMMUNICATIONS, INC.
(Exact name of registrant as specified in Charter)

Nevada	1-15383	91-2117796
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

11101 West 120th Avenue, Suite 220
Broomfield, Colorado 80021
(Address of Principal Executive Offices)

303-285-5379
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Cardinal Communications, Inc. (the "Registrant" or the “Company”) from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

  On April 20, 2007, the OTC Bulletin Board added an “E” to the end of the ticker symbol for the Company’s Common Stock as the Company has failed to make its required periodic reports with the SEC. The Company has been unable to file its 10-KSB for the year ended December 31, 2006 because it is unable to engage and compensate its independent auditor to audit its financial statements for the 2006 fiscal year.

On April 23, 2007 the Company received from the NASD a notification dated April 18, 2007 whose subject was an Over-the-Counter Bulletin Board (“OTCBB”) Ineligibility Notification. Pursuant to NASD Rule 6530(e) any OTCBB issuer that is delinquent in its reporting obligations three times in a 24-month period is ineligible for quotation on the OTCBB for a period of one year. The Company has been delinquent 3 times in the past 24-month period. Accordingly the Company’s securities will be removed from quotation on the OTCBB, effective at the open of business on April 27, 2007.

The Company believes that the common stock will be quoted on the Pink Sheets beginning April 27, 2007. However, the Company has no control over its market makers’ activities.

The Company is making every effort to file its required periodic reports, however the Company is unable to predict the resolution if any of its reporting requirement issues.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1  NASD Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Communications, Inc.

By:	/s/ Edouard A. Garneau
President and Chief Executive Officer

Date: April 25, 2007